                                  THE STRONG
                                  ----------
                                     VALUE
                                     FUND

                      ==================================
                      SEMI-ANNUAL REPORT o JUNE 30, 1998
                      ==================================


                      [PHOTO OF STRONG FUNDS BUILDING]


                                [STRONG LOGO]
                                 STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

-------------------------------------------------------------------------------
                                        [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

-------------------------------------------------------------------------------
                                                             [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

-------------------------------------------------------------------------------
                                [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

-------------------------------------------------------------------------------
                                           [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

-------------------------------------------------------------------------------
                                              [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

-------------------------------------------------------------------------------
             [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

-------------------------------------------------------------------------------
                                                       [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

-------------------------------------------------------------------------------
                                                  [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                                  THE STRONG
                                  ----------
                                     VALUE
                                     FUND

                      ==================================
                      SEMI-ANNUAL REPORT o JUNE 30, 1998
                      ==================================

                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Value Fund....................................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities....................................4
     Statement of Assets and Liabilities......................................5
     Statement of Operations..................................................6
     Statements of Changes in Net Assets......................................6
     Notes to Financial Statements............................................7

FINANCIAL HIGHLIGHTS..........................................................8

=====================
THE STRONG VALUE FUND
=====================

IN BOTH RISING AND DECLINING MARKET ENVIRONMENTS, THE STRONG VALUE FUND MAINTAINS THE SAME INVESTMENT DISCIPLINE.

Thank you for your investment in the Strong Value Fund. We appreciate your trust and confidence.

=================================
        ASSET ALLOCATION
=================================
Based on net assets as of 6-30-98
[PIE CHART]

Stocks                      96.1%
Short-Term Investments       3.9%
=================================

MARKET REVIEW
During the first half of 1998, the broad-based equity markets continued their 14 consecutive-quarter ascent, reaching new highs as of the end of June. Technology and health care stocks led the market in this period while energy and cyclical manufacturing stocks were among the weakest performers. The markets were witness to pronounced volatility, with swings of 1% or more on over 60 percent of the trading days in the half-year. The accelerated pace of mergers and acquisitions, the significant number of both preannounced and reported earnings shortfalls, and the rebalancing of the Russell and S&P indices (which together comprise a majority of the $2 trillion of index-related assets) each contributed to the market's gyrations.

   ==============================================
                TOP FIVE INDUSTRIES
   ==============================================
                   As of 6-30-98

   INDUSTRY                       % OF NET ASSETS
   ----------------------------------------------
   Food                                      6.0%
   ..............................................
   Telecommunication Service                 5.1%
   ..............................................
   Insurance - Diversified                   5.0%
   ..............................................
   Healthcare - Patient Care                 4.6%
   ..............................................
   Diversified Operations                    4.3%
   ..............................................
   Please see the Schedule of Investments in
   Securities for a complete listing of the Fund's
   portfolio.
   ===============================================

SOLID PERFORMANCE IN A VOLATILE MARKET
The Fund's investment discipline makes it well positioned to take advantage of rising equity markets while capitalizing on the opportunities offered by a volatile trading environment. For the six-month period ended June 30, 1998, the Strong Value Fund was up 11.85%. This compared with the Lipper Growth and Income Funds Index up 11.62% and the Russell 3000(reg.tm) Index up 15.11%.*(1)

The Fund benefited from holdings in telecommunications and utilities (AirTouch and WorldCom), autos (Ford and Echlin), retail (RiteAid and McDonald's) and financials (Chase Manhattan and Providian Financial). Our practice of not investing in technology stocks (the top-performing sector for the period) had a negative effect on the Fund's performance during this period. Holdings in energy and REITs also reduced returns. However, our performance relative to the Russell 3000, as well as the Lipper Growth and Income Funds Index, improved in the second quarter (2.09% vs. 1.82% and 0.19% respectively) compared to the first quarter (9.55% vs. 13.05% and 11.40% respectively). In May, the only month that the market was down this year, the Russell 3000 was down 2.47%, or more than twice the Fund's 1.14% decline.

In both rising and declining market environments, the Strong Value Fund maintains the same investment discipline. The Fund seeks capital appreciation by investing primarily in equity securities using a value approach in stock selection. On a stock-by-stock basis, the Fund seeks companies that are selling at a discount to their historical range, peer group or asset value. Our experienced research team relies on fundamental analysis of each individual stock to help us identify catalysts such as management changes, corporate restructurings, or underlying shifts in a particular industry that may drive a company's valuation significantly higher. We monitor our investments continuously and sell when the stock reaches our price objective or company fundamentals deteriorate. We automatically review an investment for sale if the stock falls 15% below the purchase price.

OUTLOOK
As we look to the months ahead, we believe that several factors could make the investment environment more difficult than it has been in the recent past.

We expect slower earnings growth in the second half of 1998 from the combination of Asian financial weakness, unsustainable strong first-half Gross Domestic Product growth and the effects of the GM strike.

  ===========================================================================
                          FIVE LARGEST STOCK HOLDINGS
  ===========================================================================
                                 As of 6-30-98

                                                                     % OF NET
  SECURITY                            INDUSTRY                         ASSETS
  ---------------------------------------------------------------------------
  Eastman Kodak Company               Leisure Product                    4.0%
  ...........................................................................
  McDonald's Corporation              Retail - Restaurant                4.0%
  ...........................................................................
  Harcourt General, Inc.              Media - Publishing                 3.8%
  ...........................................................................
  Waste Management, Inc.              Pollution Control                  3.7%
  ...........................................................................
  Rite Aid Corporation                Retail - Drug Store                3.5%
  ...........................................................................

  Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
  ===========================================================================

Declining commodity prices are also a potential concern. On the one hand, low commodity prices are a check on inflation in the U.S. However, in countries whose economies are dependent on the price of raw materials (e.g. oil, gold, copper), lower commodity prices mean less revenue; a sustained decline in revenue could lead to political unrest in these countries.

Additionally, it is troublesome that new market highs do not reflect broad-based appreciation; rather gains are attributable to fewer and fewer large-cap stocks. The rally in large-capitalization stocks, which started in 1995, continued through the first half of 1998, with the performance gap between the largest ("mega") caps and the medium-to-large and smaller caps widening even further from 1997's levels. In the first six months, the Russell Top 200(TM) Index (the largest 200 stocks in the Russell 3000) rose 19.14%, the Russell Midcap(TM) Index (the next 800 stocks) increased 9.13%, while the Russell 2000(reg.tm) Index was up only 4.93%*.

Although we expect the market environment to be more difficult, our investment disciplines remain unchanged: we continue to invest in sound companies where a catalyst for positive change is in place and where the stock represents value in relation to the company's or its industry's assets, earnings power, or cash-generating ability. We believe that this analytical approach, combined with our sell/review policy, makes the Strong Value Fund poised to capitalize on the opportunities presented by the equity markets in the second half of 1998.

Thank you for your continued confidence in the Strong Value Fund.

[PHOTO OF LAURA J. SLOATE AND JEFFREY B. COHEN]

Sincerely,

/s/ Laura J. Sloate
Laura J. Sloate

/s/ Jeffrey B. Cohen
Jeffrey B. Cohen
Portfolio Co-managers


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-29-95 to 6-30-98
[GRAPH]
                                                       Lipper Growth
                          THE STRONG      S&P 500        and Income
                          VALUE FUND       Index*       Funds Index*
          12-95             10,000        10,000           10,000
          6-96              11,073        11,010           10,846
          12-96             11,682        12,296           12,067
          6-97              13,140        14,830           13,992
          12-97             14,710        16,398           15,311
          6-98              16,453        19,303           17,089

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                              =================================
                                                        AVERAGE ANNUAL
                                                       TOTAL RETURNS(1)
                                              =================================
                                                        As of 6-30-98

                                                       1-YEAR            25.21%

                                              SINCE INCEPTION            22.04%
                                                (on 12-29-95)
                                              =================================

-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 3000(reg.tm) Index is an unmanaged index generally representative of the U.S. stock market. The Russell Top 200(TM) Index measures the performance of the 200 largest companies in the Russsell 1000(reg.tm) Index, which represents approximately 65% of the total market capitalization of the Russell 1000 Index. The Russell Midcap(TM)Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index. Source of the S&P and the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

SCHEDULE OF INVESTMENTS IN SECURITIES                 JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 95.6%
AEROSPACE & DEFENSE 2.5%
Raytheon Company Class A                                 41,700    $ 2,402,962

AUTO & TRUCK PARTS 1.9%
Echlin, Inc.                                             36,700      1,800,594

AUTOMOBILE 3.5%
Ford Motor Company                                       55,800      3,292,200

BANK - MONEY CENTER 2.4%
The Chase Manhattan Corporation                          30,000      2,265,000

BANK - SUPER REGIONAL 1.4%
Banc One Corporation                                     24,860      1,387,499

CONTAINER 2.5%
W. R. Grace & Company (b)                               140,100      2,390,456

DIVERSIFIED OPERATIONS 4.3%
E.I. Du Pont de Nemours & Company                        25,100      1,873,088
Tyco International, Ltd.                                 35,666      2,246,958
                                                                   -----------
                                                                     4,120,046
ELECTRIC POWER 1.2%
Duke Energy Company                                      18,835      1,115,974

ELECTRICAL EQUIPMENT 0.5%
General Electric Company                                  5,000        455,000

FINANCE - MISCELLANEOUS 4.9%
American Express Company                                  9,500      1,083,000
First Data Corporation                                   42,000      1,399,125
Morgan Stanley, Dean Witter & Company                     9,400        858,925
Providian Financial Corporation                          17,000      1,335,563
                                                                   -----------
                                                                     4,676,613
FOOD 6.0%
ConAgra, Inc.                                            72,000      2,281,500
Corn Products International, Inc. (b)                    35,725      1,210,184
General Mills, Inc.                                      31,800      2,174,325
                                                                   -----------
                                                                     5,666,009
HEALTHCARE - DRUG/DIVERSIFIED 3.4%
Eli Lilly & Company                                      31,200      2,061,150
Merck & Company, Inc.                                     8,900      1,190,375
                                                                   -----------
                                                                     3,251,525
HEALTHCARE - PATIENT CARE 4.6%
Columbia/HCA Healthcare Corporation                      65,100      1,896,038
Pacificare Health Systems, Inc. Class B (b)              28,000      2,474,500
                                                                   -----------
                                                                     4,370,538
HOUSEHOLD APPLIANCES & FURNISHINGS 2.1%
Rubbermaid, Inc.                                         59,800      1,984,612

INSURANCE - ACCIDENT & HEALTH 2.2%
Provident Companies, Inc.                                62,300      2,149,350

INSURANCE - DIVERSIFIED 5.0%
American General Corporation                             23,800      1,694,263
CIGNA Corporation                                        43,800      3,022,200
                                                                   -----------
                                                                     4,716,463
INSURANCE - PROPERTY & CASUALTY 0.3%
American International Group, Inc.                        2,000        292,000

LEISURE PRODUCT 4.0%
Eastman Kodak Company                                    52,700      3,850,394

LEISURE SERVICE 2.0%
International Game Technology                            79,800      1,935,150

MEDIA - PUBLISHING 3.8%
Harcourt General, Inc.                                   61,500      3,659,250

MEDIA - RADIO/TV 1.8%
Cox Communications, Inc. Class A (b)                     35,800      1,734,062

NATURAL GAS DISTRIBUTION 3.4%
Enron Corporation                                        41,900      2,265,219
Kinder Morgan Energy Partners LP                         27,900      1,007,887
                                                                   -----------
                                                                     3,273,106
OFFICE AUTOMATION 2.1%
Xerox Corporation                                        19,300      1,961,362

OIL - INTERNATIONAL INTEGRATED 0.6%
Texaco, Inc.                                              9,000        537,187

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.5%
Union Pacific Resources Group, Inc.                      28,458        499,794

OIL WELL EQUIPMENT & SERVICE 3.9%
Camco International, Inc.                                12,600        981,225
Schlumberger, Ltd.                                       40,000      2,732,500
                                                                   -----------
                                                                     3,713,725
PAPER & FOREST PRODUCTS 0.9%
Kimberly-Clark Corporation                               18,100        830,337

PERSONAL & COMMERCIAL LENDING 3.0%
Associates First Capital Corporation                     37,324      2,869,282

POLLUTION CONTROL 3.7%
Waste Management, Inc.                                  101,000      3,535,000

REAL ESTATE 2.9%
The Mills Corporation                                    37,000        888,000
Vornado Realty Trust                                     47,300      1,877,219
                                                                   -----------
                                                                     2,765,219
RETAIL - DEPARTMENT STORE 1.7%
Federated Department Stores, Inc. (b)                    30,800      1,657,425

RETAIL - DRUG STORE 3.5%
Rite Aid Corporation                                     88,400      3,320,525

RETAIL - RESTAURANT 4.0%
McDonald's Corporation                                   54,700      3,774,300

TELECOMMUNICATION SERVICE 5.1%
AT&T Corporation                                         15,900        908,287
AirTouch Communications, Inc. (b)                        47,000      2,746,563
WorldCom, Inc. (b)                                       24,600      1,191,563
                                                                   -----------
                                                                     4,846,413
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $68,644,078)                              91,099,372
------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 0.5%
Vornado Realty Trust 6.50% Series A                       8,600        493,425
------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $431,438)                     493,425
------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
------------------------------------------------------------------------------
PREFERRED STOCKS 0.0%
Fresenius National Medical Care, Inc. Class D (b)         8,500    $       553
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $0)                                           553
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.2%
COMMERCIAL PAPER 1.0%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.26%                           $  448,100        448,100
Johnson Controls, Inc., 5.26%                           517,000        517,000
Pitney Bowes Credit Corporation, 5.26%                   34,300         34,300
                                                                   -----------
                                                                       999,400
REPURCHASE AGREEMENT 3.2%
Cantor Fitzgerald & Company, Inc. (Dated 6/30/98),
  5.68%, Due 7/01/98 (Repurchase proceeds
  $3,000,473); Collateralized by: $3,111,000 United
  States Treasury Bonds, 3.375%, Due 1/15/07
  (Market Value $3,060,446) (c)                       3,000,000      3,000,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,999,400)                       3,999,400
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $73,074,916) 100.3%           95,592,750
Other Assets and Liabilities, Net (0.3%)                              (329,370)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $95,263,380
==============================================================================


LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) The Fund may engage in repurchase agreements where the underlying collateral consists of U.S. Government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.

Percentages are stated as a percent of net assets.

See notes to financial statements.


STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

ASSETS:
  Investments in Securities, at Value (Cost of $73,074,916)       $95,592,750
  Receivable for Fund Shares Sold                                      35,352
  Dividends and Interest Receivable                                   115,846
  Other Assets                                                         37,623
                                                                  -----------
  Total Assets                                                     95,781,571

LIABILITIES:
  Payable for Securities Purchased                                    490,836
  Payable for Fund Shares Redeemed                                      1,600
  Accrued Operating Expenses and Other Liabilities                     25,755
                                                                  -----------
  Total Liabilities                                                   518,191
                                                                  -----------
NET ASSETS                                                        $95,263,380
                                                                  ===========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                   $70,010,728
  Accumulated Net Investment Loss                                        (472)
  Undistributed Net Realized Gain                                   2,735,290
  Net Unrealized Appreciation                                      22,517,834
                                                                  -----------
  Net Assets                                                      $95,263,380
                                                                  ===========
Capital Shares Outstanding (Unlimited Number Authorized)            6,304,257

NET ASSET VALUE PER SHARE                                              $15.11
                                                                       ======
                                                                              5

                      See notes to financial statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended June 30, 1998 (Unaudited)

INCOME:
  Dividends                                                        $   761,766
  Interest                                                             177,116
                                                                   -----------
  Total Income                                                         938,882

EXPENSES:
  Investment Advisory Fees                                             499,053
  Custodian Fees                                                         3,978
  Shareholder Servicing Costs                                           97,247
  Reports to Shareholders                                               31,744
  Other                                                                 17,924
                                                                   -----------
  Total Expenses                                                       649,946
                                                                   -----------
NET INVESTMENT INCOME                                                  288,936

REALIZED AND UNREALIZED GAIN:
  Net Realized Gain on Investments                                   2,777,374
  Net Change in Unrealized Appreciation/Depreciation on Investments  8,905,568
                                                                   -----------
NET GAIN                                                            11,682,942
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $11,971,878
                                                                   ===========


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                               SIX MONTHS ENDED    YEAR ENDED
                                                 JUNE 30, 1998    DEC. 31, 1997
                                               ----------------   -------------
                                                  (UNAUDITED)
OPERATIONS:
  Net Investment Income                           $   288,936      $   615,006
  Net Realized Gain                                 2,777,374        5,877,880
  Net Change in Unrealized Appreciation/
    Depreciation                                    8,905,568       10,590,377
                                                  -----------      -----------
  Net Increase in Net Assets Resulting from
    Operations                                     11,971,878       17,083,263

DISTRIBUTIONS:
  From Net Investment Income                         (289,789)        (615,576)
  From Net Realized Gains                          (1,866,545)      (4,122,458)
                                                  -----------      -----------
  Total Distributions                              (2,156,334)      (4,738,034)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                        34,298,830       56,387,272
  Proceeds from Reinvestment of Distributions       2,121,415        4,652,803
  Payment for Shares Redeemed                     (44,508,646)     (35,344,567)
                                                  -----------      -----------
  Increase (Decrease) in Net Assets from
    Capital Share Transactions                     (8,088,401)      25,695,508
                                                  -----------      -----------
TOTAL INCREASE IN NET ASSETS                        1,727,143       38,040,737

NET ASSETS:
  Beginning of Period                              93,536,237       55,495,500
                                                  -----------      -----------
  End of Period                                   $95,263,380      $93,536,237
                                                  ===========      ===========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                              2,413,427        4,408,449
  Issued in Reinvestment of Distributions             143,540          347,857
  Redeemed                                         (3,046,846)      (2,768,939)
                                                    ---------        ---------
  Net Increase (Decrease) in Shares of the Fund      (489,879)       1,987,367
                                                    =========        =========

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

1. ORGANIZATION
   The Strong Value Fund is a diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
   (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 1998.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (E) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (H) Additional Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

   (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

   Sloate, Weisman, Murray & Company, Inc. ("Sloate") manages the investments of Strong Value Fund under an agreement with the Advisor. Sloate is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at June 30, 1998, other shareholder servicing expenses paid to the Advisor, and unaffiliated directors' fees for the six months then ended, were $20,054, $8,392, and $750, respectively.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the six months ended June 30, 1998 were $47,045,608 and $54,889,442, respectively.

5. INCOME TAX INFORMATION
   At June 30, 1998, the cost of investments in securities for federal income tax purposes was $73,074,916. Net unrealized appreciation of securities was $22,517,834, consisting of gross unrealized appreciation and depreciation of $23,818,617 and $1,300,783, respectively.





FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
                                                            SELECTED PER-SHARE DATA(a)
                  -------------------------------------------------------------------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                             --------------------------------------  -----------------------------------
                  Net Asset               Net Realized      Total                                         Net Asset
                    Value,      Net      and Unrealized     from      From Net   From Net                  Value,
                  Beginning  Investment     Gains on     Investment  Investment  Realized      Total       End of
  Period Ended    of Period    Income      Investments   Operations    Income      Gains   Distributions   Period
June 30, 1998 (b)  $13.77      $0.04          $1.58        $1.62       ($0.04)    ($0.24)     ($0.28)      $15.11
Dec. 31, 1997       11.55       0.10           2.86         2.96        (0.10)     (0.64)      (0.74)       13.77
Dec. 31, 1996       10.00       0.13           1.55         1.68        (0.13)        --       (0.13)       11.55

                                    RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------
                               Net                Ratio of Net
                             Assets,    Ratio of   Investment                Average
                             End of     Expenses     Income     Portfolio  Commission
                    Total  Period (In  to Average  to Average    Turnover     Rate
  Period Ended     Return   Millions)  Net Assets  Net Assets      Rate       Paid
June 30, 1998 (b)  +11.9%     $95         1.3%*       0.6%*        49.5%    $0.0513
Dec. 31, 1997      +25.9%      94         1.3%        0.8%        103.0%     0.0509
Dec. 31, 1996      +16.8%      55         1.5%        1.5%         89.5%     0.0513

 *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.


                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                     AUDITOR
                              PricewaterhouseCoopers
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.







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                              or conduct a transaction,
                                 CALL 1-800-368-3863
                                 -------------------

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                               Financial Professional,
                                 CALL 1-800-368-1683

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                                    STRONG FUNDS
                     P.O. Box 2936 o Milwaukee, Wisconsin 53201
                      Strong Funds Distributors, Inc. 8502H98            98SVAL